UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2009

Arbitron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9705 Patuxent Woods Drive, Columbia, Maryland		21046
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410-312-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 30, 2009 Arbitron Inc. (the "Company") appointed two new executive officers. Alton L. Adams, age 51, will serve as the Company’s Executive Vice President, Chief Marketing Officer. Dr. Robert F. Henrick, age 54, will serve as the Company’s Executive Vice President, Customer Solutions.

Mr. Adams served as a Managing Director of Accenture Ltd., a New York Stock Exchange listed management consulting, technology services, and outsourcing company, from 2003 to March 2009. Mr. Adams has previously served as President, Experian Database Solutions, President and Chief Executive Officer of Mindbranch Inc., and President of Standard and Poor’s DRI.

Mr. Henrick served as Program Manager, Johns Hopkins University Applied Physics Laboratory, working on communications and system technology solutions for national security, from 2003 to March 2009. Mr. Henrick has previously served as a Senior Partner in the interactive division of Ogilvy & Mather, and in positions with AT&T, Lucent Technologies, and Xebeo Communications.

The Company has determined that there are no related person transactions between the Company and Messrs. Adams and Henrick within the meaning of Item 404(a) of Regulation S-K.

Adams Employment Agreement

The Company and Mr. Adams have entered into an Executive Employment Agreement, effective as of March 30, 2009 (the "Adams Agreement") covering Mr. Adams employment as Executive Vice President, Chief Marketing Officer of the Company.

Salary and Incentive Compensation

Pursuant to the terms and conditions of the Adams Agreement, the Company will pay Mr. Adams an annual base salary of $400,000 and Mr. Adams will be eligible to receive an annual incentive bonus equal to 50% of his annual base salary upon meeting applicable performance criteria set by the Board’s Compensation and Human Resources Committee (the "Compensation Committee"). For performance exceeding such applicable performance criteria, the annual incentive bonus will be increased to an amount in excess of the target bonus up to a maximum of 150% of annual base salary, at the sole discretion of the Compensation Committee. The Compensation Committee will review the base salary no less frequently than annually. If increased, the increased base salary will become the base salary for all purposes under the Adams Agreement.

Equity Grant

Subject to approval by the Compensation Committee, the Company will grant to Mr. Adams an equity award to be valued at $1,600,000 on the date of grant, with the award divided by value into 75% stock options and 25% restricted stock units, each with respect to the Company’s common stock, par value $0.50 (the "Common Stock") (where the value for the options is determined using the Company’s standard Black-Scholes assumptions applied as of the date of grant and where the value for the restricted stock units is determined by dividing the target value for the restricted stock units by the fair market value of the Common Stock on the grant date) (the "Adams Inducement Grant"). Assuming continued employment, the stock options under the Adams Inducement Grant will vest in equal amounts on an annual basis over a three year period following the date of grant (beginning with one third on the first anniversary), and otherwise will contain substantially the same terms and conditions as the Company’s standard form of nonqualified stock option agreement adopted for use under its stock plans. Assuming continued employment, the restricted stock units under the Adams Inducement Grant will vest in equal amounts over a four year period following the date of grant (beginning with one quarter on the first anniversary) and otherwise will contain the same terms and conditions as the Company’s standard form of restricted stock unit agreement adopted under its stock plans.

The Compensation Committee, at its sole discretion, will consider the grant of future compensatory equity awards to Mr. Adams.

Benefits

Mr. Adams will, to the extent eligible, be entitled to participate at a level commensurate with his position in all employee welfare, benefit, and retirement plans and programs the Company provides to its executives in accordance with Company policies. Mr. Adams will work at the Company’s Columbia, Maryland headquarters. Providing that Mr. Adams relocates to a primary residence in proximity to Columbia, Maryland, the company will reimburse Mr. Adams for qualified relocation expenses and temporary living expenses incurred during 2009 up to a maximum of $200,000. If Mr. Adams’s employment ends before December 31, 2010 as a result of resignation or termination for Cause (as defined in the Adams Agreement), Mr. Adams must repay a pro rata portion of the relocation expenses to the Company.

Potential Payments Upon Early Termination

The Company or Mr. Adams may terminate Mr. Adams's employment at any time for any reason, or for no reason. If Mr. Adams’s employment terminates for any reason, the Company will pay to Mr. Adams (i) any earned but unpaid annual base salary; (ii) any earned but unpaid annual bonus; (iii) any unreimbursed business expenses, in accordance with the Company’s policies; (iv) any unpaid relocation or temporary living expenses (subject to the repayment obligation described above); and (v) any amounts or benefits payable under any Company benefit plans then in effect.

In addition to the payments described above, if the Company terminates Mr. Adams’s employment without Cause or if Mr. Adams resigns as a result of a Position Diminishment, Mr. Adams will be entitled to receive cash severance and the full cost of health care continuation until the earlier of 18 months or subsequent coverage.

Except as provided in the next paragraph, if Mr. Adams is entitled to receive cash severance in connection with a without Cause termination or a resignation as a result of a Position Diminishment, the Company will pay to him in cash an amount equal to 1.75 times his then applicable base salary, in equal installments over a 12 month period. Payment will cease if Mr. Adams obtains subsequent employment prior to the end of the 12 month period.

If Mr. Adams is entitled to receive cash severance in connection with a without Cause termination or a resignation as a result of a Position Diminishment within 12 months following a Change in Control, the Company will pay to him in cash an amount equal to 2.625 times his then applicable base salary, in equal installments over a 12 month period. In addition, any outstanding equity compensation awards will fully and immediately vest and become exercisable. Severance payments will cease if Mr. Adams obtains subsequent employment prior to the end of the 12 month period.

In order to receive the severance benefits provided under the Adams Agreement, Mr. Adams must execute a release in the form provided by the Company of all legally-releasable claims that Mr. Adams may then have against the Company and any of its affiliates.

Non-Competition, Non-Recruitment, and Non-Disparagement

The Adams Agreement contains provisions pursuant to which Mr. Adams has agreed that, while employed and for the longest of (i) 12 months following termination for any reason not involving termination by the Company without Cause, (ii) 18 months following termination by the Company without Cause or following a resignation for Position Diminishment, and (iii) 24 months following termination by the Company without Cause or a resignation as a result of a Position Diminishment within 12 months after a Change in Control, he will not directly or indirectly, subject to certain de minimis exceptions involving the ownership of publicly traded securities, compete with any part of the Company’s business. Mr. Adams has agreed during employment and for 12 months thereafter not to initiate or actively participate in any other employer’s recruitment or hiring of Company employees. The Adams Agreement also contains non-disparagement provisions.

Henrick Employment Agreement

The Company and Mr. Henrick have entered into an Executive Employment Agreement, effective as of March 30, 2009 (the "Henrick Agreement") covering Mr. Henrick’s employment as Executive Vice President, Customer Solutions of the Company.

Salary and Incentive Compensation

Pursuant to the terms and conditions of the Henrick Agreement, the Company will pay Mr. Henrick an annual base salary of $375,000 and Mr. Henrick will be eligible to receive an annual incentive bonus equal to 50% of his annual base salary upon meeting applicable performance criteria set by the Compensation Committee. For performance exceeding such applicable performance criteria, the annual incentive bonus will be increased to an amount in excess of the target bonus up to a maximum of 150% of annual base salary, at the sole discretion of the Compensation Committee. The Compensation Committee will review the base salary no less frequently than annually. If increased, the increased base salary will become the base salary for all purposes under the Henrick Agreement.

Equity Grant

Subject to approval by the Compensation Committee, the Company will grant to Mr. Henrick an equity award to be valued at $1,300,000 on the date of grant, with the award divided by value into 75% stock options and 25% restricted stock units, each with respect to the Common Stock (where the value for the options is determined using the Company’s standard Black-Scholes assumptions applied as of the date of grant and where the value for the restricted stock units is determined by dividing the target value for the restricted stock units by the fair market value of the Common Stock on the grant date) (the "Henrick Inducement Grant"). Assuming continued employment, the stock options under the Henrick Inducement Grant will vest in equal amounts on an annual basis over a three year period following the date of grant (beginning with one third on the first anniversary), and otherwise will contain substantially the same terms and conditions as the Company’s standard form of nonqualified stock option agreement adopted for use under its stock plans. Assuming continued employment, the restricted stock units under the Henrick Inducement Grant will vest in equal amounts over a four year period following the date of grant (beginning with one quarter on the first anniversary) and otherwise will contain the same terms and conditions as the Company’s standard form of restricted stock unit agreement adopted under its stock plans.

The Compensation Committee, at its sole discretion, will consider the grant of future compensatory equity awards to Mr. Henrick.

Benefits

Mr. Henrick will, to the extent eligible, be entitled to participate at a level commensurate with his position in all employee welfare, benefit, and retirement plans and programs the Company provides to its executives in accordance with Company policies. Mr. Henrick will work at the Company’s Columbia, Maryland headquarters.

Potential Payments Upon Early Termination

The Company or Mr. Henrick may terminate Mr. Henrick's employment at any time for any reason, or for no reason. If Mr. Henrick’s employment terminates for any reason, the Company will pay to Mr. Henrick (i) any earned but unpaid annual base salary; (ii) any earned but unpaid annual bonus; (iii) any unreimbursed business expenses, in accordance with the Company’s policies; and (iv) any amounts or benefits payable under any Company benefit plans then in effect.

In addition to the payments described above, if the Company terminates Mr. Henrick’s employment without Cause (as defined in the Henrick Agreement) or if Mr. Henrick resigns as a result of a Position Diminishment (as defined in the Henrick Agreement), Mr. Henrick will be entitled to receive cash severance and the full cost of health care continuation until the earlier of 18 months or subsequent coverage.

Except as provided in the next paragraph, if Mr. Henrick is entitled to receive cash severance in connection with a without Cause termination or a resignation as a result of a Position Diminishment, the Company will pay to him in cash an amount equal to 1.75 times his then applicable base salary, in equal installments over a 12 month period. Payment will cease if Mr. Henrick obtains subsequent employment prior to the end of the 12 month period.

If Mr. Henrick is entitled to receive cash severance in connection with a without Cause termination or a resignation as a result of a Position Diminishment within 12 months following a Change in Control, the Company will pay to him in cash an amount equal to 2.625 times his then applicable base salary, in equal installments over a 12 month period. Payment will cease if Mr. Henrick obtains subsequent employment prior to the end of the 12 month period. In addition, any outstanding equity compensation awards will fully and immediately vest and become exercisable.

In order to receive the severance benefits provided under the Henrick Agreement, Mr. Henrick must execute a release in the form provided by the Company of all legally-releasable claims that Mr. Henrick may then have against the Company and any of its affiliates.

Non-Competition, Non-Recruitment, and Non-Disparagement

The Henrick Agreement contains provisions pursuant to which Mr. Henrick has agreed that, while employed and for the longest of (i) 12 months following termination for any reason not involving termination by the Company without Cause, (ii) 18 months following termination by the Company without Cause or following a resignation for Position Diminishment, and (iii) 24 months following termination by the Company without Cause or a resignation as a result of a Position Diminishment within 12 months after a Change in Control, he will not directly or indirectly, subject to certain de minimis exceptions involving the ownership of publicly traded securities, compete with any part of the Company’s business. Mr. Henrick has agreed during employment and for 12 months thereafter not to initiate or actively participate in any other employer’s recruitment or hiring of Company employees. The Henrick Agreement also contains non-disparagement provisions.

The foregoing summaries of the Adams Agreement and the Henrick Agreement are qualified in their entirety by the full terms and conditions of the two agreements, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2009 and are incorporated herein by reference.

A copy of the press release announcing the events described above is attached as Exhibit 99.1 and is incorporated in this Current Report on Form 8-K by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbitron Inc.

March 30, 2009	By:	/s/ Timothy T. Smith

Name: Timothy T. Smith
Title: Executive Vice President, Chief Legal Officer, Legal and Business Affairs, and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Arbitron Inc. dated March 30, 2009